[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R)/FOREIGN &
                         COLONIAL EMERGING
                         MARKETS EQUITY
                         SERIES


MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGERS                                  contact your financial adviser.
Arnab Kumar Banerji*
Jeffrey Chowdhry*                                   CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
W. Thomas London*                                   WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                     NO BANK GUARANTEE
-------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the six months ended June 30, 1999, the Series provided a total return of 22.37% (including the reinvestment of any distributions), which compares to a return of 39.87% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets. Over the same period, the Series' return also compares to 35.10% for the Lipper Emerging Markets Funds Index (the Lipper Index). The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

The crisis in Russia in August of 1998, which triggered a widespread decline in global financial markets, was the most significant factor in the Series' recent underperformance. Although our weighting in Russia at the time made up less than 5% of the Series' total assets, the Russian government's decision to default on its domestic debt and devalue the ruble had a broad negative impact on emerging market investments.

However, once the immediate impact of the Russian crisis passed, investors noticed that economic reforms were contributing to a gradual recovery in Asia. Markets in the region began to rebound in the fourth quarter of 1998 following their decline over the previous 18 months. This rebound triggered a wider recovery in emerging markets, particularly in Asia and Latin America. The rebound also was aided by central bankers around the world, who aggressively cut interest rates last year in an effort to keep credit available. The excess liquidity created by cheaper credit is now finding its way into emerging stock markets. Also, commodity prices, led by oil, have recovered significantly in the past few months, and emerging markets that depend on commodity exports have benefited. Finally, there are now signs that U.S. economic growth is accelerating and that the Japanese economy is beginning to recover, thanks to government spending that has boosted consumer and business demand.

The most recent catalyst for the improvement in emerging markets was the devaluation of the Brazilian currency in January, which led to additional flows of capital. We also have seen further evidence of an Asian recovery, especially in South Korea and Thailand, where governments have taken aggressive measures to reform their financial markets and curtail speculative development.

Because of what we see as an improved Asian investment climate, we have shifted away from Europe, the Middle East, and Africa and shifted toward Asia. We did this because the former markets have not shown the signs of recovery we have seen in Asia and because we believe there are more investment opportunities in Asia. Specifically, we have added to our positions in South Korea, the Philippines, Thailand, and Singapore. In South Korea, Pohang Iron & Steel is a major holding that we believe will benefit from its strong global position in the steel sector.

In Latin America, we have major positions in Brazil and Mexico. In Brazil, we believe the utilities sector remains attractive due to steady earnings and cheap prices relative to cash flow. The Series' major Brazilian holdings continue to include Telesp Participacoes, a telecommunications company, and Electrobras (Centrais Eletricas Brasileiras), an electric utility.

Looking ahead, we believe emerging market economies are beginning to benefit from the aggressive fiscal and economic reforms most of them undertook in the past year or so. However, we believe the near-term potential for corporate earnings growth is greater in some of these markets than in others. Our outlook is reflected in the portfolio's allocation to South Korea, Thailand, and Brazil. We believe they should benefit from global investors' renewed interest in the asset class.

Respectfully,

/s/ Arnab Kumar Banerji                   /s/ Jeffrey Chowdhry
    Arnab Kumar Banerji                       Jeffrey Chowdhry
    Portfolio Manager                         Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Arnab Kumar Banerji is Chief Investment Officer of Foreign & Colonial Management Ltd. and portfolio manager of MFS(R)/Foreign & Colonial Emerging Markets Equity Fund. He also manages the emerging markets portion of MFS(R) Global Growth Fund, the Emerging Markets Equity Series and the Global Growth Series offered through MFS(R)/Sun Life annuity products, and MFS(R)/Foreign & Colonial Emerging Markets Equity Series (part of MFS(R) Variable Insurance Trust(SM)). Dr Banerji was born in India in 1956. He earned degrees in physiology and medicine from Oxford University before entering the investment management business with J. Henry Schroder Wagg in London. He left that firm to become a research analyst and later director of Nomura Securities. He joined Citibank, initially as head of equity research at Citibank Scrimgeour Vickers, before moving to Citibank Global Asset Management to set up their emerging markets operation, which he headed until 1993 when he joined Foreign & Colonial.

Jeffrey Chowdhry is a director of Foreign & Colonial Emerging Markets Ltd. and portfolio manager of MFS(R)/Foreign & Colonial Emerging Markets Equity Fund, and the Emerging Markets Equity Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Foreign & Colonial Emerging Markets Equity Series (part of MFS(R) Variable Insurance Trust(SM)). He also manages the emerging markets portion of MFS(R) Global Growth Fund and the Global Growth Series offered through MFS(R)/Sun Life annuity products. Mr. Chowdhry is head of the department at Foreign & Colonial that invests in Eastern Europe, the Middle East, and Africa. Mr. Chowdhry began his career as an investment analyst in 1982, joining Royal Insurance PLC in 1985 as a fund manager before joining BZW Investment Management in 1987, where he was a director in their emerging markets division. He joined Foreign & Colonial Emerging Markets in 1994. He has managed investments in the United States, Europe, Latin America, and Asia. Mr. Chowdhry holds a bachelor's degree in economics from Brunel University in London and a master of business administration degree from Kingston Business School in England.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: October 16, 1997

Size: $1.5 million net assets as of June 30, 1999


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                                   6 Months    1 Year      Life*
--------------------------------------------------------------------------------
Cumulative Total Return                             +22.37%    -6.65%    -26.62%
--------------------------------------------------------------------------------
Average Annual Total Return                           --       -6.65%    -16.61%
--------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, October 16, 1997, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Stocks - 91.9%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-------------------------------------------------------------------------------------------------------
  Argentina - 1.8%
    Siderca S.A. (Steel)                                                   8,801             $   11,531
    Telecom Argentina S.A. ADR (Telecommunications)                          600                 16,050
                                                                                             ----------
                                                                                             $   27,581
-------------------------------------------------------------------------------------------------------
  Brazil - 12.5%
    Centrais Eletricas Brasileiras S.A. ADR (Utilities - Electric)         3,880             $   36,162
    Companhia Vale Rio Doce, Preferred (Mining)                            1,500                 29,491
    Petroleo Brasileiro S.A. (Oils)                                        2,649                 39,404
    Tele Norte Lests Participacoes S.A. (Telecommunications)           3,425,000                 31,347
    Telebras Telecomunicacoes Brasileiras (Telecommunications)           320,000                 28,402
    Telebras, ADR (Telecommunications)                                   320,000                     13
    Telesp Participacoes S.A. (Telecommunications)                     2,172,000                 27,966
                                                                                             ----------
                                                                                             $  192,785
-------------------------------------------------------------------------------------------------------
  China - 3.9%
    Wuxi Little Swan Co., Ltd. (Appliances)                               63,600             $   60,664
-------------------------------------------------------------------------------------------------------
  Egypt - 2.0%
    Suez Cement Co. (Construction)                                           850             $   12,159
    Suez Cement Co., GDR (Construction)##                                  1,330                 18,953
                                                                                             ----------
                                                                                             $   31,112
-------------------------------------------------------------------------------------------------------
  Estonia - 0.6%
    AS Eesti Telekom, CIRO (Telephone)##                                     480             $    9,408
-------------------------------------------------------------------------------------------------------
  Greece - 4.3%
    Attica Enterprises S.A., GDR (Transportation)                          2,360             $   26,952
    National Bank of Greece, GDR (Banks and Credit Cos.)                     600                 39,209
                                                                                             ----------
                                                                                             $   66,161
-------------------------------------------------------------------------------------------------------
  Hong Kong - 1.9%
    New World Development Co. (Real Estate)                               10,000             $   29,969
-------------------------------------------------------------------------------------------------------
  Hungary - 3.9%
    Borsodchem Rt (Chemicals)                                              1,476             $   35,793
    Magyar Olaj Es Gazipari KT (Gas)                                       1,000                 24,093
                                                                                             ----------
                                                                                             $   59,886
-------------------------------------------------------------------------------------------------------
  India - 3.2%
    Mahanagar Telephone Nigam Ltd., GDR (Telecommunications)##             2,100             $   21,315
    State Bank of India, GDR (Bank and Credit Cos.)##                      2,350                 28,552
                                                                                             ----------
                                                                                             $   49,867
-------------------------------------------------------------------------------------------------------
  Indonesia - 1.9%
    PT Indah Kiat Pulp & Paper Corp. (Paper Products)                     63,000             $   29,404
-------------------------------------------------------------------------------------------------------
  Israel - 3.5%
    Elbit Systems Ltd. (Aerospace)                                         3,090             $   54,252
-------------------------------------------------------------------------------------------------------
  Jordan - 1.8%
    Arab Bank Corp. (Banks and Credit Cos.)                                  100             $   28,420
-------------------------------------------------------------------------------------------------------
  Mexico - 14.1%
    Grupo Carso S.A. de C.V. (Conglomerate)*                               8,000             $   70,000
    Grupo Financiero Banamex, "B" (Financial Institutions)*               22,000                 56,015
    Grupo Television S.A. de C.V., GDR (Entertainment)*                    2,050                 91,866
                                                                                             ----------
                                                                                             $  217,881
-------------------------------------------------------------------------------------------------------
  Peru - 2.6%
    Ferreyros S.A. ADR (Construction)                                     60,350             $   39,666
-------------------------------------------------------------------------------------------------------
  Philippines - 2.0%
    Philippine Long Distance Telephone Co., ADR (Utilities -
      Telephone)                                                           1,000            $  30,566
-------------------------------------------------------------------------------------------------------
  Poland - 3.5%
    Bank Handlowy W Warszawie, GDR (Banks and Credit Cos.)*##              3,400             $   53,890
-------------------------------------------------------------------------------------------------------
  Russia - 1.6%
    Lukoil Oil Co., ADR (Oils)                                               643             $   25,463
-------------------------------------------------------------------------------------------------------
  Singapore - 2.2%
    Singapore Press Holdings Ltd. (Printing and Publishing)                2,000             $   34,088
-------------------------------------------------------------------------------------------------------
  South Africa - 7.2%
    JD Group Ltd. (Stores)*                                                8,994             $   55,024
    Real Africa Durolink Holding Ltd. (Conglomerate)                       2,619                  3,235
    Real Africa Holdings Ltd. (Conglomerate)                              26,519                 52,761
                                                                                             ----------
                                                                                             $  111,020
-------------------------------------------------------------------------------------------------------
  South Korea - 13.1%
    Korea Telecom Corp. (Telecommunications)*                                300             $   12,000
    Medison Co. (Medical and Health Products)                              7,250                115,249
    Pohang Iron & Steel Co. Ltd., ADR (Construction)                       2,250                 75,656
                                                                                             ----------
                                                                                             $  202,905
-------------------------------------------------------------------------------------------------------
  Taiwan - 1.9%
    Winbond Electronics Corporation (Electronics)*##                       2,600             $   28,990
-------------------------------------------------------------------------------------------------------
  Thailand - 2.4%
    Bangkok Expressway Public Company Ltd. (Toll Road and Transit)         2,300             $    1,716
    Electricity Generating Public Co. Ltd. (Utilties - Electric)          16,300                 31,185
    Thai Farmers Bank (Banks and Credit Cos.)                              1,400                  4,331
                                                                                             ----------
                                                                                             $   37,232
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,495,242)                                              $1,421,210
Other Assets, Less Liabilities - 8.1%                                                           125,241
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,546,451
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
JUNE 30, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,495,242)               $1,421,210
  Cash                                                                  25,613
  Foreign currency, at value (identified cost, $18,611)                 17,441
  Receivable for investments sold                                      118,977
  Dividends receivable                                                   5,503
  Deferred organization expenses                                         6,043
  Other assets                                                               9
                                                                    ----------
      Total assets                                                  $1,594,796
                                                                    ----------
Liabilities:
  Payable for investments purchased                                  $  29,403
  Payable for Series shares reacquired                                  13,380
  Payable to affiliates -
    Management fee                                                          53
    Administrative fee                                                       7
  Accrued expenses and other liabilities                                 5,502
                                                                    ----------
      Total liabilities                                              $  48,345
                                                                    ----------
Net assets                                                          $1,546,451
                                                                    ==========
Net assets consist of:
  Paid-in capital                                                   $2,081,159
  Unrealized depreciation on investments                               (76,511)
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (465,731)
  Accumulated undistributed net investment income                        7,534
                                                                    ----------
      Total                                                         $1,546,451
                                                                    ==========
Shares of beneficial interest outstanding                            214,327
                                                                     =======

Net asset value per share
  (net assets / shares of beneficial interest outstanding)            $7.22
                                                                      =====

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                         $   1,122
    Dividends                                                           18,565
    Foreign taxes withheld                                              (1,381)
                                                                     ---------
      Total investment income                                        $  18,306
                                                                     ---------
  Expenses -
    Management fee                                                   $   8,812
    Administrative fee                                                     112
    Trustee compensation                                                 1,123
    Shareholder servicing agent fee                                        249
    Custodian fee                                                        3,027
    Auditing fees                                                        9,254
    Printing                                                            16,872
    Amortization of organization expenses                                  919
    Legal fees                                                           1,662
    Miscellaneous                                                          641
                                                                     ---------
      Total expenses                                                 $  42,671
    Reduction of expenses by investment adviser                        (31,397)
    Fees paid indirectly                                                  (699)
                                                                     ---------
      Net expenses                                                   $  10,575
                                                                     ---------
        Net investment income                                        $   7,731
                                                                     ---------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                          $(115,665)
    Foreign currency transactions                                       (4,039)
                                                                     ---------
      Net realized loss on investments and foreign currency
        transactions                                                 $(119,704)
                                                                     ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $ 406,355
    Translation of assets and liabilities in foreign currencies         (2,244)
                                                                     ---------
      Net unrealized gain on investments and foreign currency
        transactions                                                 $ 404,111
                                                                     ---------
        Net realized and unrealized gain on investments and
          foreign currency                                           $ 284,407
                                                                     ---------
          Increase in net assets from operations                     $ 292,138
                                                                     =========
See notes to financial statements

FINANCIAL STATEMENTS - continued
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                  YEAR ENDED
                                                             JUNE 30, 1999                    DECEMBER
                                                               (UNAUDITED)                    31, 1998
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $    7,731                   $   22,768
  Net realized loss on investments and foreign currency
    transactions                                                 (119,704)                    (337,126)
  Net unrealized gain (loss) on investments                       404,111                     (338,982)
                                                               ----------                   ----------
    Increase (decrease) in net assets from operations          $  292,138                   $ (653,340)
                                                               ----------                   ----------
Distributions declared to shareholders -
  From net investment income                                   $     --                     $  (21,980)
  From paid-in capital                                               --                         (1,067)
                                                               ----------                   ----------
    Total distributions declared to shareholders               $     --                     $  (23,047)
                                                               ----------                   ----------
Net increase (decrease) in net assets from Series share
  transactions                                                 $ (161,306)                  $  734,941
                                                               ----------                   ----------
      Total increase in net assets                             $  130,832                   $   58,554
Net assets:
  At beginning of period                                        1,415,619                    1,357,065
                                                               ----------                   ----------
  At end of period (including accumulated undistributed net
    investment income (loss) of $7,535 and $(197),
    respectively)                                              $1,546,451                   $1,415,619
                                                               ==========                   ==========
See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                YEAR ENDED              PERIOD ENDED
                                                      JUNE 30, 1999         DECEMBER 31, 1998        DECEMBER 31, 1997*
                                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $ 5.90                    $ 9.00                    $10.00
                                                             ------                    ------                    ------
Income from investment operations# -
  Net investment income(S)                                   $ 0.03                    $ 0.11                    $ -- (+)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions              1.29                     (3.11)                    (1.00)
                                                             ------                    ------                    ------
      Total from investment operations                       $ 1.32                    $(3.00)                   $(1.00)
                                                             ------                    ------                    ------
Less distributions declared to shareholders -
  From net investment income                                 $ --                      $(0.10)                   $ --
  From paid-in capital                                         --                        --  (+)                   --
                                                             ------                    ------                    ------
      Total distributions declared to shareholders           $ --                      $(0.10)                   $ --
                                                             ------                    ------                    ------
Net asset value - end of period                              $ 7.22                    $ 5.90                    $ 9.00
                                                             ======                    ======                    ======
Total return                                                 22.37%++                (33.37)%                  (10.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.59%+                    1.53%                     1.50%+
  Net investment income                                       1.09%+                    1.49%                     0.16%+
Portfolio turnover                                              19%                       73%                        8%
Net assets at end of period (000 omitted)                    $1,546                    $1,416                    $1,357
  (S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                  $(0.11)                   $(0.02)                   $(0.15)
        Ratios (to average net assets):
          Expenses##                                          6.02%+                    3.26%                     5.92%+
          Net investment loss                               (3.34)%+                  (0.24)%                   (4.76)%+
  * For the period from the commencement of the investment operations, October 16, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
(+) Per share amount was less than $0.01 per share.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS/Foreign & Colonial Emerging Markets Equity Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 15 series: MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Governments Series (formerly MFS(R) World Governments Series), MFS(R) Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 7 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1998, the Series, for federal income tax purposes, had a capital loss carryforward of $342,172 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2006, $332,045 and December 31, 2005, $10,127.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management, distribution, and service fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $69,804. The advisory agreements permit the adviser to engage one or more sub-adviser, MFS, has engaged Foreign & Colonial Management Ltd., an England and Wales Company, to assist in the performance of its services.

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $358,974 and $249,882, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $1,499,097
                                                                    ----------
Gross unrealized appreciation                                       $  191,920
Gross unrealized depreciation                                         (269,807)
                                                                    ----------
    Net unrealized depreciation                                     $  (77,887)
                                                                    ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                    SIX MONTHS ENDED  YEAR ENDED DECEMBER 31,
                                       JUNE 30, 1999                     1998
                                   -----------------   ----------------------
                                  SHARES      AMOUNT     SHARES        AMOUNT
-----------------------------------------------------------------------------
Shares sold                       20,025   $ 122,990    229,218   $ 1,803,559
Shares issued to shareholders
  in reinvestment
  of distributions                  --         --         3,872        23,047
Shares reacquired                (45,684)   (284,296)  (143,964)   (1,091,665)
                                 -------   ---------    -------   -----------
    Net increase (decrease)      (25,659)  $(161,306)    89,126   $   734,941
                                 =======   =========    =======   ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1999, was $5. The Series had no borrowings during the period.
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(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

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